UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-06113
The Caldwell & Orkin Funds, Inc.
(Exact name of registrant as specified in charter)
5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6542
(Address of principal executive offices)     (Zip code)
Michael B. Orkin, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6542
(Name and address of agent for service)
Registrant’s telephone number, including area code: 678-533-7850
Date of fiscal year end: 4/30
Date of reporting period: 4/30/2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Investment Adviser		Shareholder Accounts
C&O Funds Advisor, Inc.	Market Opportunity Fund	c/o JPMorgan
5185 Peachtree Parkway		P.O. Box 5354
Suite 370		Cincinnati, Ohio 45201-5354
Norcross, Georgia 30092-6541	Annual Report to Shareholders	(800) 467-7903
(800) 237-7073

Dear Fellow Shareholder:	June 29, 2009
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) rose 2.10% in the 6-month period ended April 30, 2009. The S&P 500 Total Return index (S&P 500) fell -8.53% during the same period. For the 12 months ended April 30, 2009, the Fund was up 4.73%, while the S&P 500 dropped -35.31%. And, since commencement of active management on August 24, 1992 through April 30, 2009, the Fund has generated a 10.31% average annual return, outpacing the S&P 500’s 6.68% average annual return during the same period. Of course, past performance is no guarantee of future results.
Importantly, the Fund has achieved these results while maintaining a low market risk profile and with little reliance on the movement of the stock market (see pages 5, 6, 7 and 8). Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have correlated very little (0.17%) with the price movements of the S&P 500. An S&P 500 index fund has a 100% correlation to the market. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index. Additionally, given the Fund’s low correlation to its benchmark (the S&P 500), deviations in Fund performance relative to the S&P 500’s performance are to be expected. (Statistical computations by Ned Davis Research, Inc.)
Management Discussion and Analysis
The Market Opportunity Fund opened the annual period on May 1, 2008 positioned 44.6% long, -38.8% short (5.8% net long), 0.8% in put options, 0.7% in call options and 15.1% in cash & equivalents. Our largest long sector exposure was to companies engaged in diversified operations and electric utilities, and our largest short exposure was to building materials manufacturers and super-regional banks.
The portfolio positioning reflected our ongoing concerns with the housing bubble and credit crisis — a crisis which originated with lax lending policies in the throes of excess liquidity generated by the Federal Reserve, and has since bled over into almost all aspects of the greater economy. We continue to believe history will show that the roots of the current market and economic turmoil go back to the 1990s when then Federal Reserve Chairman Alan Greenspan muted the purging / cleansing cycle of economic downturns by reducing interest rates and keeping them artificially low for prolonged periods of time. That led to credit bubble inflation. The government and business community took advantage of the low interest rate environment and developed programs to encourage economic growth through expanded home ownership — a worthy goal indeed except for the fact that almost anyone could qualify for a home loan, including those who could least afford one. Bad loans were bundled together and sold as highly-rated securities. The sum of the parts did not equal the whole. This and a host of other consequences led to the problems we face today.
During May 2008 the markets weakened slightly, led by financials, which helped our short positions. We added more long names in the oil & gas and defense sectors, among others, and turned in a positive performance for the month, up 1.45%. The S&P 500 gained 1.30%. Our financial shorts and put options contributed to performance, as both the long and short portfolios showed positive returns. We closed May 85.0% invested and 12.0% net long.
As summer approached, the sheer magnitude of the credit crisis began to heat up Wall Street. The markets chilled in response, with the S&P 500 falling -8.43% in June 2008. Financial stocks were the hardest hit: the financial component of the S&P 500 fell
-18.66%. While the Fund’s long portfolio was down in June (-5.34%,

still outperforming the S&P 500), the short positions performed handsomely, returning 17.68%. During the month the Fund gained 4.84%.
There was some excitement in July, and perhaps a harbinger of things to come, when on July 11 the Federal Deposit Insurance Corp. (FDIC) took over IndyMac Bank (IMB). After that move the bank experienced a run on deposits. Additionally, on July 15 the Securities and Exchange Commission (SEC) announced an emergency order targeted at “naked” short selling in the securities of Fannie Mae (FNM), Freddie Mac (FRE) and 17 other financial institutions. The SEC’s order required that anyone effecting a short sale in those securities arrange beforehand to borrow the securities and deliver them at settlement. The Fund does not engage in “naked” short selling. And given that naked short selling has been illegal since the Securities Exchange Act of 1934, it appears that the government’s emergency order was a veiled attempt to manipulate the prices of financial securities. These restrictions represented government intervention in the market. The Fund opened the third calendar quarter July 1 positioned 44.9% long,
-39.7% short (5.2% net long), 0.2% in calls, 3.0% in puts for a total invested position of 87.8%. The long side was positioned defensively, and the short portfolio’s top sectors were mainly focused on certain retailers. We did, however, have considerable exposure to banking and financial stocks on the short side, approximately -8.7% of the portfolio. Throughout much of the quarter the markets were relatively calm. The S&P 500 dipped -0.84% in July and the Fund fell -2.64%. Notably, the SEC’s mid-July order caused a surge in financial stocks, hurting our shorts. The financial component of the S&P 500 index gained 6.80% during July.
The Fund gave up -3.29% in August while the S&P 500 rose 1.45%. Again, the financial shorts hurt. We kept a low net exposure to the market, and raised cash. On August 31, 2008 we were 65.0% invested, 35.0% in cash, and 5.5% net long. Declining housing values, increased lending scrutiny and soaring energy prices don’t make good bedfellows for a lent-up, spent-up consumer (oil peaked at $147.27 per barrel in mid-July). Thus, as these cracks in the economy became more apparent, we shifted the mix in the portfolio, buying consumer staple companies, and shorting consumer discretionary stocks. The consumer was facing the painful task of differentiating between needs and wants.
Then September hit, and we learned who is too big to fail and who is not. On September 18, 2008, news spread that the Financial Services Authority (FSA), the market regulator in London, had issued a rule banning the short selling of financial stocks on the London stock market until January 2009 in an effort to battle the current credit crisis. The writing was on the wall and our risk controls immediately kicked in. We hedged our already-reduced short exposure accordingly. The next day, the SEC issued an emergency mandate banning the short-sale of 799 supposed financial securities (some of the 799 stocks ended up not being financials). Ironically, in a December 24, 2008 Washington Post interview, then-SEC Chairman Christopher Cox admitted that restricting the ability to short was the biggest policy mistake made during his tenure.
Soon the financials began to collapse. Fannie Mae (FNM) and Freddie Mac (FRE) were taken over by the government. Lehman Brothers Holdings (LEH) filed for bankruptcy. Merrill Lynch & Co. (MER) was acquired by Bank of America (BAC). American International Group, Inc. (AIG) exchanged an $85 billion loan from the government for control of the company. Washington Mutual (WM) was seized by federal regulators, Wachovia Corp. (WB) was bought out at a low price, a large money-market mutual fund “broke the buck,” prompting the Treasury Department to establish a money-market guarantee program, and the Treasury announced a plan to purchase toxic assets from financial institutions. It was enough to make your head spin. Financial stocks were reeling. During September our longs were hit hard, declining -13.59%. But the short positions protected the downside, returning 10.78%. When the dust settled the Fund was down -0.42% in September, and the S&P 500 lost -8.91%.
But that was nothing. The bear continued roaring into October, as new problems surfaced, old problems resurfaced, and gloom turned to doom on Wall Street in the face of continued financial chaos, rising unemployment, and plunging consumer confidence. Washington was digging deep in search of the right medicine to cure the economy’s ills, but there was no one-size-fits-all universal antidote. There was, however, a common denominator — money, and lots of it. The government pulled out all stops when it came to fiscal and monetary stimulus. On October 14 the Treasury Department announced the Troubled Asset Relief Program, or TARP, which would allow the Treasury to purchase or insure up to $700 billion of troubled assets from U.S. financial institutions. But as soon as one fire was being doused, another would ignite. Washington was in firefighting mode, and the markets didn’t like it. Volatility soared, spooking investors. On October 28 consumer confidence hit its lowest point on record, and on October 29 the Fed cut the Fed funds rate by 0.50% to 1.00%. The S&P 500 fell -16.80% during October, its worst monthly showing since the Fund’s August 1992 commencement of active management. The Market Opportunity Fund gained 2.86% in October.

The Fund opened November 1, 2008 positioned 49.8% long, -6.5% short (43.3% net long), 1.1% in put options, 0.7% in call options, 3.7% in corporate bonds and 38.2% in cash & equivalents. Our equity positions were defensive in nature. The month witnessed more carnage on Wall Street, with the S&P 500 falling another -7.18%. Late in the month Citigroup (C) received government assistance from the Fed, FDIC and Treasury, and on November 25 the Fed added another acronym to its quiver — TALF, or the Term Asset-Backed Securities Loan Facility. The purpose of TALF was to support the issuance of asset-backed securities collateralized by student loans, auto loans, credit card loans and small business loans...to the tune of up to $1 trillion. In short, the Fed wanted to get credit flowing. During the month we raised more cash, closing the month 22.6% net long and 44.8% in cash. The Fund rose 0.82% in November. At month-end restaurants topped the short side of the portfolio, and mortgage REITs represented our largest long exposure.
Our general investment thesis is and has been we are in a secular (long-term) bear market that started in 2000, and that this bear market will be punctuated by periodic, sharp, cyclical (shorter-term) rallies. We began positioning the Fund for such a rally in November by increasing the net long exposure, and we had to pull back as the markets sold off. We went through this process several times until it finally worked in March.
The markets calmed somewhat in December, as shell-shock traders and investors assessed the damage to their portfolios. They were greeted on December 1 with news from the National Bureau of Economic Research that the U.S. officially entered a recession one year earlier in December 2007. On December 15 the Fed lowered the Fed funds rate to a range of 0% to .25%, and vowed to keep rates “exceptionally low” for as long as needed. Late in the month eleven of the world’s largest banks had their ratings downgraded — a sign that the global financial crises was far from over. And there was another harbinger — on December 29th the Treasury Department injected $5 billion into General Motors (GM). These were not the happiest of holidays. The S&P 500 rose 1.06% in December, and the Fund gave up -1.68%. We closed the calendar year 31.2% net long and 42.1% in cash. Gold exposure topped the longs, and our largest short positions were to U.S. Treasury Bond funds. Given the low yields on the Fund’s uninvested cash, and the changing relative risk levels between U.S. government and corporate bonds, we added generally high-grade corporate bonds to our fixed income exposure during the month.
We rang in 2009 positioned for a rally (albeit guardedly so as evidenced with our 42.1% cash position) given the sheer amount of stimulus, and it didn’t materialize. After the first week or so of January we pulled back on both our invested and net long positions. U.S. unemployment hit 7.2% in January, and the ongoing financial crisis kept Wall Street on edge. On February 10 Treasury Secretary Timothy Geithner outlined the Obama administration’s plan to manage the financial crises. During January and February the S&P 500 declined -8.43% and -10.65%, respectively. The Fund dipped -0.73% in January and rose 0.29% in February, and closed the month 14.3% net long and 41.5% in cash. While the U.S. was still reeling, other emerging economies were rebounding. At the end of February our largest long exposure was to Chinese stocks.
TALF launched in March, and Washington rolled out the Public-Private Investment Program (PPIP) which would establish funds to create a market for the toxic assets on bank balance sheets. The markets responded more favorably, and we increased both total and net long exposures. The S&P 500 gained 8.89% in March, and the Fund rose 2.78%. We exited the month 36.0% net long and 21.4% in cash.
When TARP was announced, several of the largest banks were told by the Fed that they needed to take the money. In February 2009, Congress attached a string to TARP funds that limited executive compensation at banks that took the funds. Not surprisingly, in April, Goldman Sachs (GS) became the first bank to return its $5 billion TARP allotment. Globally, certain emerging markets had been stimulating their economies aggressively, and their balance sheets were significantly stronger than the U.S. We increased the Fund’s exposure targeted to those markets. During April, the S&P 500 rose 9.57%, and the Fund gained 0.66%. We closed the fiscal year positioned 43.6% long, 27.7% short (15.9% net long), 0.2% in put options, 0.1% in call options, 7.1% in corporate bonds, and 21.3% in cash & equivalents.
Outlook
Monetary / Economic Liquidity — the relationship between liquidity or money supply to economic growth — is an important factor in causing financial assets to change in value, and an important factor in our investment process. When money supply growth outpaces the growth in the economy, the excess liquidity has to find a home, and typically (at least initially) it flows into liquid financial assets (stocks and bonds) before being absorbed into the broader economy, driving the markets higher. Conversely, when the economy becomes overheated and money supply contracts relative to economic growth, stocks and bonds are sold.

We believe we are in this long-term bear market because debt levels are so high relative to assets, relative to GDP, relative to just about any metric you choose. Although the deleveraging process has begun, the steep decline in asset values (between October 9, 2007 and March 9, 2009 the S&P 500 plunged -56.78%, it’s largest drawdown since the Fund’s August 24, 1992 commencement of active management) means that little debt paydown progress has been made when adjusted for assets values. A recent survey conducted by ISI Group, Inc. asked respondents where the deleveraging process was in terms of a baseball game. Most responded that we are in the third or fourth inning. We believe that the Star Spangled Banner was just sung. There is some good news, however. The recent stock market rally and the slowing steep declines of other asset values (such as housing) may help the deleveraging process.
Even with the current rally in place and quite likely more to go, we still face several longer-term risks: 1) inflation — the huge stimulus package is likely to create inflation in a few years; 2) a falling dollar — whereby the Fed must decide to defend it (slowing economic growth) or not (resulting in inflation); and 3) crowding out — a condition where government debt uses up financial and other resources that would otherwise be used by private enterprise for more productive purposes, and thus hamper growth.
The current secular bear market started in January 2000 according to Ned Davis Research, Inc. During this secular bear market, we have been through two cyclical bull markets. Between January 1, 2000 and April 30, 2009, the total return (not annual return) of the S&P 500 was -29.91%. The NASDAQ Composite Index was down -57.80%. The Market Opportunity Fund was up 62.54% during that period. We manage the Fund for a full market cycle, and we measure the Fund’s performance relative to the market in that context. We manage for how we perceive risk, as well as return.
On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.
Sincerely,
Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer
The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and attempting to replace the borrowed securities in the future at a lower price), options, bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions and put options are employed with the intent of making money when those stocks we judge to be overvalued fall. The Fund’s disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. Higher turnover may also result in higher brokerage costs for the Fund. The Fund’s turnover rate will typically exceed 100% per year, and will not be a limiting factor when we deem change appropriate.
Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions and put options generally decline in value as the market rises. A disciplined investment process emphasizing both fundamental research and technical analysis is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons). An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, as well as the expenses associated with investing in the Fund, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.
The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call (800) 237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes the reinvestment of income, dividend and capital gain distributions, if any.
Total annual fund operating expenses for the fiscal year ended April 30, 2009 were 1.89%. Additional information about the Fund’s fees and expenses is available in the Fund’s prospectus. The Caldwell & Orkin Market Opportunity Fund may or may not have a position in any of the companies mentioned in this commentary as of the date of this report.

Caldwell & Orkin Market Opportunity Fund
Performance Summary

Fiscal	C&O Market	S&P 500	Fiscal	C&O Market	S&P 500
Year Ended	Opportunity	Total Return	Year Ended	Opportunity	Total Return
April 30,	Fund [1]	Index [2]	April 30,	Fund [1]	Index [2]
1991	1.25%	0.42%	2000	-0.02%	10.13%
1992	11.96%	14.03%	2001	11.43%	-12.97%
1993 *	15.09%	9.24%	2002	1.88%	-12.63%
1993 **	21.09%	9.18%	2003	1.12%	-13.31%
1994	16.48%	5.32%	2004	-3.55%	22.88%
1995	-2.28%	17.47%	2005	-0.17%	6.34%
1996	31.80%	30.21%	2006	-2.74%	15.42%
1997	23.24%	25.13%	2007	15.31%	15.24%
1998	25.77%	41.07%	2008	17.92%	-4.68%
1999	19.43%	21.82%	2009	4.73%	-35.31%

Total Return Through April 30, 2009			Average Annual Returns Through April 30, 2009
Six months ended	2.10%	-8.53%	One Year	4.73%	-35.31%
Twelve months ended	4.73%	-35.31%	Three Years	12.51%	-10.76%
Since 8/24/92 [3]	414.69%	194.24%	Five Years	6.69%	-2.70%
			Ten Years	4.35%	-2.48%
			Since 8/24/92 [3]	10.31%	6.68%
Net Asset Allocation

October 31, 2008	April 30, 2009

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	The performance data quoted represents past performance. Past performance does not predict future performance, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance information current to the most recent month-end, please call 800-237-7073. Fund holdings, industry and asset allocations are subject to change without notice. The Fund’s performance assumes reinvestment of income, dividend and capital gain distributions, if any. See additional disclosure on page 4. Total annual Fund operating expenses for the fiscal year ended April 30, 2009 were 1.89%. Additional information about the fees and expenses is available in the Fund’s prospectus. The Caldwell & Orkin Market Opportunity Fund may or may not have a position in any of the companies mentioned in this report as of the date of this report.

[2]	The S&P 500 Total Return index, also known as the S&P 500 with Income index (“S&P 500”), is a widely recognized unmanaged index of U.S. stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

[3]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active investment management style.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2009
Ten Worst S&P 500 Total Return Days

Date	C&O MOF	S&P 500	Variance
10/15/2008	-1.47%	-9.02%	7.55%
12/01/2008	-1.58%	-8.92%	7.34%
09/29/2008	-0.37%	-8.78%	8.41%
10/09/2008	-2.12%	-7.61%	5.49%
10/27/1997	-1.60%	-6.89%	5.29%
08/31/1998	0.42%	-6.79%	7.21%
11/20/2008	0.23%	-6.70%	6.93%
11/19/2008	-0.28%	-6.10%	5.82%
10/22/2008	-1.11%	-6.09%	4.98%
04/14/2000	1.81%	-5.82%	7.63%
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index on all ten of the ten worst days, and was positive on three of the ten days.
Ten Worst S&P 500 Total Return Weeks

Week Ending	C&O MOF	S&P 500	Variance
10/10/2008	-2.71%	-18.14%	15.43%
09/21/2001	1.63%	-11.57%	13.20%
04/14/2000	4.51%	-10.52%	15.03%
10/03/2008	1.83%	-9.33%	11.16%
11/21/2008	0.56%	-8.33%	8.89%
07/19/2002	0.65%	-7.96%	8.61%
03/06/2009	-0.88%	-6.96%	6.08%
07/12/2002	1.01%	-6.81%	7.82%
02/20/2009	0.20%	-6.80%	7.00%
10/24/2008	-0.28%	-6.72%	6.44%
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst weeks, and was positive in seven of those weeks.
Ten Worst S&P 500 Total Return Months

Month	C&O MOF	S&P 500	Variance
10/31/2008	3.42%	-16.74%	20.16%
08/31/1998	3.12%	-14.46%	17.58%
09/30/2002	2.10%	-10.86%	12.96%
02/28/2009	0.30%	-10.71%	11.01%
02/28/2001	4.78%	-9.13%	13.91%
09/30/2008	-0.42%	-8.89%	8.47%
06/30/2008	4.84%	-8.43%	13.27%
01/31/2009	-0.73%	-8.30%	7.57%
09/30/2001	3.29%	-8.06%	11.35%
11/30/2000	6.92%	-7.91%	14.83%
The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 Total Return index in all ten of the ten worst months, and was positive in eight of those months.
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 – 4/30/2009 (continued)
Ten Worst Drawdowns
Caldwell & Orkin Market Opportunity Fund

4/12/1999 - 11/23/1999:	-13.24%
10/09/2002 - 5/25/2006:	-13.12%
1/17/2008 - 9/19/2008:	-11.17%
5/26/2000 - 6/07/2000:	-8.15%
12/29/2000 - 1/19/2001:	-8.06%
4/04/2001 - 3/11/2002:	-7.98%
3/15/1993 - 4/26/1993:	-7.83%
3/18/1994 - 2/03/1995:	-7.68%
4/10/2007 - 5/24/2007:	-7.14%
10/07/1998 - 11/05/1998:	-6.41%
S&P 500 Total Return Index

10/09/2007 - 3/9/2009:	-56.78%
3/24/2000 - 10/09/2002:	-49.15%
7/17/1998 - 8/31/1998:	-19.34%
11/27/2002 - 3/11/2003:	-14.71%
7/16/1999 - 10/15/1999:	-12.08%
10/07/1997 - 10/27/1997:	-10.80%
9/23/1998 - 10/08/1998:	-10.00%
2/18/1997 - 4/11/1997:	-9.63%
7/19/2007 - 8/15/2007:	-9.43%
12/31/1999 - 2/25/2000:	-9.25%
Statistical Risk Measurements

	C&O MOF	S&P 500
Correlation Coefficient (R-Squared)	0.13%	100.00%
Beta	-0.15	1.00
Standard Deviation	0.52	1.21
Sharpe Ratio	0.79	0.25
Semi-Variance (downside volatility)	0.13	0.72
Performance During the Last Three Market Downturns of 20% or More

	C&O MOF	S&P 500
January 6, 2009 through March 9, 2009	-3.42%	-27.19%
October 9, 2007 through November 20, 2008	1.80%	-50.73%
January 4, 2002 through October 9, 2002	7.25%	-32.95%
Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 Total Return Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through April 30, 2009
     Past performance does not predict future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See additional disclosure on page 4.
Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
We believe it is important for you to understand the impact of fees and expenses on your investment in the Caldwell & Orkin Market Opportunity Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The below example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire period indicated, November 1, 2008 through April 30, 2009. The table below illustrates the Fund’s expenses in two ways:
Based on Actual Fund Returns
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Based on a Hypothetical 5% Return for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning Account	Ending Account	Expense	During Period (1)
	Value 11/1/2008	Value 4/30/2009	Ratio	11/1/2008-4/30/2009
Actual Fund Return (2)	$1,000.00	$1,021.00	1.89%	$9.47

Hypothetical 5% Annual Return before expenses (3)	$1,000.00	$1,015.42	1.89%	$9.44

1.	Expenses are equal to the Fund’s annualized expense ratio of 1.89%, multiplied by the average account value over the period, multiplied by 181, and divided by 365 (to reflect the one-half year period).

2.	Excluding interest expense and dividend expense from short positions, your actual cost of investment in the Fund would be $5.51.

3.	Excluding interest expense and dividend expense from short positions, your hypothetical cost of investment in the Fund would be $5.51.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SECTOR DIVERSIFICATION (unaudited)
The following table presents the Caldwell & Orkin Market Opportunity Fund’s 4/30/2009 portfolio holdings by sector based on total net assets, sorted by net exposure (net long to net short).

	Long	Short	Total (a)	Net (b)
Emerging Country Exchange-Traded Funds	4.58%		4.58%	4.58%
Oil & Gas — US Exploration & Production	4.33%		4.33%	4.33%
Computer — Manufacturers	3.05%		3.05%	3.05%
Retail — Major Discount Chains	2.23%		2.23%	2.23%
Retail — Clothing / Shoe	3.64%	-1.55%	5.19%	2.09%
Computer Software — Security	2.08%		2.08%	2.08%
Internet — Network Solutions	1.31%		1.31%	1.31%
Electronic — Semiconductor Equipment	1.30%		1.30%	1.30%
Auto / Truck — Original Equipment	1.29%		1.29%	1.29%
Computer — Networking	1.23%		1.23%	1.23%
Oil & Gas — Field Services	1.39%	-0.17%	1.56%	1.22%
Internet — Content	1.05%		1.05%	1.05%
Leisure — Services	1.04%		1.04%	1.04%
Auto Manufacturers	1.00%		1.00%	1.00%
Leisure — Movies & Related	0.99%		0.99%	0.99%
Retail / Wholesale — Building Products	0.99%		0.99%	0.99%
Metal Ores	0.98%		0.98%	0.98%
Electronic — Miscellaneous Products	0.96%		0.96%	0.96%
Electronic — Semiconductor Manufacturing	0.96%		0.96%	0.96%
Financial Services — Miscellaneous	0.95%		0.95%	0.95%
Electrical — Equipment	0.93%		0.93%	0.93%
Oil & Gas — International Integrated	0.92%		0.92%	0.92%
Commercial Services — Security / Safety	0.74%		0.74%	0.74%
Building — Residential / Commercial	0.73%		0.73%	0.73%
Retail — Restaurants	0.71%		0.71%	0.71%
Retail — Super / Mini Markets	0.68%		0.68%	0.68%
Chemicals — Basic	0.58%		0.58%	0.58%
Retail / Wholesale — Autos / Parts	0.56%		0.56%	0.56%
Internet — E-Commerce	0.47%		0.47%	0.47%
Energy — Other	0.45%		0.45%	0.45%
Leisure — Gaming / Equipment	0.45%		0.45%	0.45%
Retail — Leisure Products	0.27%		0.27%	0.27%
Retail — Consumer Electronics	0.20%		0.20%	0.20%
Retail — Home Furnishings		-0.27%	0.27%	-0.27%
Medical — Outpatient / Home Care		-0.32%	0.32%	-0.32%
Computer Software — Desktop		-0.34%	0.34%	-0.34%
Leisure — Hotels & Motels		-0.39%	0.39%	-0.39%
Banks — Midwest		-0.41%	0.41%	-0.41%
Building — Maintenance & Service		-0.45%	0.45%	-0.45%
Cosmetics / Personal Care		-0.48%	0.48%	-0.48%
Oil & Gas — Refining / Marketing		-0.53%	0.53%	-0.53%
Telecom — Wireless Equipment		-0.54%	0.54%	-0.54%
Oil & Gas — Drilling	0.51%	-1.11%	1.62%	-0.60%
Commercial Services — Staffing		-0.64%	0.64%	-0.64%
Finance — Consumer / Commercial Lenders		-0.94%	0.94%	-0.94%
Commercial Services — Miscellaneous		-0.96%	0.96%	-0.96%
Finance — Investment Brokers		-0.96%	0.96%	-0.96%
Banks — Money Center		-0.98%	0.98%	-0.98%
Medical — Health Maintenance Organizations		-0.99%	0.99%	-0.99%
Office — Equipment & Automation		-1.01%	1.01%	-1.01%
Consumer Products — Miscellaneous		-1.02%	1.02%	-1.02%
Banks — Super Regional		-1.08%	1.08%	-1.08%
Banks — West / Southwest		-1.10%	1.10%	-1.10%
Medical / Dental — Supplies		-1.73%	1.73%	-1.73%
Medical — Systems / Equipment		-1.74%	1.74%	-1.74%
Domestic Closed-End Bond Funds		-2.27%	2.27%	-2.27%
Commercial Services — Schools		-5.67%	5.67%	-5.67%

Subtotal Equities (long & short positions)	43.55%	-27.65%	71.20%	15.90%

Call Options	0.06%		0.06%
Put Options	0.19%		0.19%
Corporate Bonds	7.05%		7.05%
Other Assets Less Liabilities	21.50%		21.50%

Total Portfolio Holdings	72.35%	-27.65%	100.00%

(a)	Total exposure is Long exposure plus the absolute value of the Short exposure.

(b)	Net exposure is Long exposure less Short exposure.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS

			Market
April 30, 2009		Shares	Value

COMMON STOCKS (LONG POSITIONS)	43.55%

Auto Manufacturers	1.00%
Honda Motor Co Ltd ADR		104,300	$3,030,958

Auto / Truck — Original Equipment	1.29%
BorgWarner Inc *		134,500	3,893,775

Building — Residential / Commercial	0.73%
NVR Inc *		4,400	2,223,628

Chemicals — Basic	0.58%
Celanese Corp		84,600	1,763,064

Commercial Services — Security / Safety	0.74%
Brinks Co		79,500	2,253,825

Computer — Manufacturers	3.05%
Apple Inc *		24,200	3,045,086
Hewlett-Packard Co		171,900	6,184,962

			9,230,048

Computer — Networking	1.23%
Brocade Communications Systems Inc *		645,000	3,728,100

Computer Software — Security	2.08%
Macrovision Solutions *		312,000	6,308,640

Electronic — Miscellaneous Products	0.96%
Corning Inc		199,000	2,909,380

Electronic — Semiconductor Equipment	1.30%
Lam Research Corp *		106,000	2,955,280
Novellus Systems Inc *		53,500	966,210

			3,921,490

Electronic — Semiconductor Manufacturing	0.96%
Xilinx Inc		141,500	2,892,260
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

Electrical — Equipment	0.93%
ABB Ltd		198,800	$2,826,936

Emerging Country Exchange-Traded Funds	4.58%
iShares FTSE/Xinhua China 25 Index		94,000	3,006,120
iShares MSCI — Brazil Index		66,700	3,008,170
iShares MSCI — Canada Index		109,500	2,052,030
iShares MSCI — South Africa Index		21,800	883,990
iShares MSCI — South Korea Index		45,500	1,557,010
iShares MSCI Singapore Index		416,000	3,045,120
WisdomTree India Earnings		23,200	308,792

			13,861,232

Energy — Other	0.45%
Walter Energy Inc		59,200	1,349,760

Financial Services — Miscellaneous	0.95%
InterContinentalExchange *		32,800	2,873,280

Internet — Content	1.05%
Google Inc *		7,500	2,969,775
Perfect World Cl B ADS *		11,400	207,024

			3,176,799

Internet — E-Commerce	0.47%
Amazon.Com Inc *		17,800	1,433,256

Internet — Network Solutions	1.31%
Akamai Technologies Inc *		180,600	3,976,812

Leisure — Gaming / Equipment	0.45%
Ameristar Casinos Inc		67,000	1,374,840

Leisure — Movies & Related	0.99%
Discovery Communications Cl A *		158,200	3,004,218

Leisure — Services	1.04%
Priceline.Com Inc *		32,500	3,155,425
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

Metal Ores	0.98%
Cia Vale do Rio Doce ADR		179,200	$2,958,592

Oil & Gas — Drilling	0.51%
Transocean Ltd *		22,700	1,531,796

Oil & Gas — Field Services	1.39%
McDermott International *		261,100	4,214,154

Oil & Gas — International Integrated	0.92%
Petroleo Brasileiro SA ADR		83,300	2,796,381

Oil & Gas — US Exploration & Production	4.33%
Exco Resources Inc *		364,200	4,290,276
Newfield Exploration Co *		204,500	6,376,310
St Mary Land & Exploration		98,200	1,754,834
Swift Energy Co *		62,800	679,496

			13,100,916

Retail — Clothing / Shoe	3.64%
Gap Inc Del		197,000	3,061,380
Guess Inc		205,100	5,340,804
Hot Topic Inc *		172,500	2,111,400
Lululemon Athletica *		36,600	510,570

			11,024,154

Retail — Consumer Electronics	0.20%
Best Buy Co Inc		15,900	610,242

Retail — Leisure Products	0.27%
Netflix Inc *		18,300	829,173

Retail — Major Discount Chains	2.23%
Sears Holdings Corp *		58,000	3,623,260
Wal-Mart Stores		62,000	3,124,800

			6,748,060
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

Retail — Restaurants	0.71%
McDonalds Corp		40,200	$2,142,258

Retail — Super / Mini Markets	0.68%
Whole Foods Market Inc *		100,000	2,073,000

Retail / Wholesale — Autos / Parts	0.56%
AutoNation Inc *		96,400	1,707,244

Retail / Wholesale — Building Products	0.99%
Home Depot Inc		113,600	2,989,952

Total Common Stocks (Held Long) (Cost $116,890,789)	43.55%		131,913,648

CALL OPTIONS *	0.06%

Financial Services — Diversified	0.06%
Financial Select Sector ETF, Call 1/22/2011- $13.00		765	179,775

Total Call Options (Cost $133,041)	0.06%		179,775

PUT OPTIONS *	0.19%

Medical — Outpatient / Home Care	0.15%
Amedisys Inc, Put 9/19/2009 - $55.00		122	263,520
Amedisys Inc, Put 6/20/2009 - $50.00		104	171,600

			435,120

Telecom — Wireless Equipment	0.04%
Garmin Ltd, Put 10/17/2009 - $20.00		790	130,350

Total Put Options (Cost $708,494)	0.19%		565,470

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

		Principal	Market
April 30, 2009		Amount	Value

CORPORATE BONDS	7.05%

Conagra 6.750% due 9/15/2011		1,475,000	$1,555,780
Estee Lauder 7.750% due 11/1/13		2,000,000	2,169,406
Safeway 5.625% due 8/15/2014		2,000,000	2,058,110
Tenet Healthcare Corp 9.875% due 7/01/14		1,843,000	1,713,990
Bankone / JPM 5.900% due 11/15/11		4,400,000	4,463,593
Goldman Sachs 6.875% due 1/15/2011		4,360,000	4,567,444
Hewlett-Packard Co 6.125% due 3/1/14		4,400,000	4,838,469

Total Corporate Bonds (Cost $20,796,209)	7.05%		21,366,792

Money Market Fund	51.61%
JP Morgan U.S. Treasury Plus Money Market Fund **			156,339,517

Total Money Market Fund (Cost $156,339,517)	51.61%		156,339,517

Total Investment in Securities (Cost $294,868,050)	102.46%		310,365,202

Other Assets Less Liabilities	(2.46)%		(7,435,475)

Total Net Assets	100.00%		$302,929,727

*	Non-income producing security

**	A portion of the Money Market Fund assets are held as collateral for short sales activity.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

COMMON STOCKS (SHORT POSITIONS)	(27.65)%

Banks — Midwest	(0.41)%
TCF Financial Corp		(88,600)	$(1,232,426)

Banks — Money Center	(0.98)%
Wells Fargo & Company		(148,300)	(2,967,483)

Banks — Super Regional	(1.08)%
BB&T Corp		(140,700)	(3,283,938)

Banks — West / Southwest	(1.10)%
City National Corp		(91,000)	(3,330,600)

Building — Maintenance & Service	(0.45)%
ABM Industries Inc		(78,500)	(1,375,320)

Commercial Services — Miscellaneous	(0.96)%
Automatic Data Processng		(82,400)	(2,900,480)

Commercial Services — Schools	(5.67)%
Apollo Group Inc Cl A *		(94,900)	(5,973,955)
Capella Education Co *		(95,700)	(4,917,066)
Strayer Education Inc		(33,200)	(6,288,412)

			(17,179,433)

Commercial Services — Staffing	(0.64)%
Robert Half International Inc		(81,000)	(1,945,620)

Computer Software — Desktop	(0.34)%
Nuance Communications *		(77,400)	(1,033,290)

Consumer Products — Miscellaneous	(1.02)%
Energizer Holdings Inc *		(54,000)	(3,094,200)

Cosmetics / Personal Care	(0.48)%
Chattem Inc *		(26,400)	(1,449,624)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

Domestic Closed-End Bond Funds	(2.27)%
iShares Barclays 7-10 Year Treasury Bond Fund		(49,900)	$(4,674,133)
iShares Lehman 1-3 Year Treasury Bond Fund		(26,300)	(2,210,252)

			(6,884,385)

Finance — Consumer / Commercial Lenders	(0.94)%
Capital One Financial Cp		(170,100)	(2,847,474)

Finance — Investment Brokers	(0.96)%
Raymond James Financial		(185,200)	(2,905,788)

Leisure — Hotels & Motels	(0.39)%
Marriott International		(50,700)	(1,194,492)

Medical — Health Maintenance Organizations	(0.99)%
Humana Inc *		(57,400)	(1,651,972)
UnitedHealth Group Inc		(57,500)	(1,352,400)

			(3,004,372)

Medical — Outpatient / Home Care	(0.32)%
Amedisys Inc *		(29,000)	(972,660)

Medical — Systems / Equipment	(1.74)%
Hologic Inc *		(76,600)	(1,138,276)
Idexx Laboratories Inc *		(61,900)	(2,432,670)
Intuitive Surgical Inc *		(10,100)	(1,451,673)
Volcano Corp *		(18,200)	(240,058)

			(5,262,677)

Medical / Dental — Supplies	(1.73)%
Henry Schein Inc *		(71,500)	(2,934,360)
Patterson Companies Inc *		(112,300)	(2,297,658)

			(5,232,018)

Office — Equipment & Automation	(1.01)%
Pitney-Bowes Inc		(124,400)	(3,052,776)
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)

			Market
April 30, 2009		Shares	Value

Oil & Gas — Drilling	(1.11)%
Basic Energy Services *		(40,400)	$(412,080)
Patterson-Uti Energy Inc		(231,000)	(2,936,010)

			(3,348,090)

Oil & Gas — Field Services	(0.17)%
RPC Inc		(47,300)	(506,110)

Oil & Gas — Refining / Marketing	(0.53)%
World Fuel Services Corp		(42,400)	(1,616,712)

Retail — Clothing / Shoe	(1.55)%
Abercrombie & Fitch Co		(63,800)	(1,726,428)
Urban Outfitters Inc *		(152,900)	(2,980,021)

			(4,706,449)

Retail — Home Furnishings	(0.27)%
Williams Sonoma Inc		(57,200)	(800,800)

Telecom — Wireless Equipment	(0.54)%
Garmin Ltd		(65,000)	(1,637,350)

Total Securities Sold Short (Proceeds $77,577,329)	(27.65)%		$(83,764,567)

*	Non-income producing security
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009

ASSETS
Investments, at value (cost $294,868,050)	$310,365,202
Deposits with brokers for securities sold short	88,535,126
Receivables:
Investment securities sold	15,919,022
Interest and dividends	546,654
Capital shares sold	1,416,977

Total Assets	416,782,981

LIABILITIES
Securities sold short, not yet purchased (proceeds $77,577,329)	83,764,567
Payables
Investment securities purchased	29,431,771
Capital shares redeemed	261,356
Investment advisory fee	191,240
Dividends expense payable	167,635
Accrued expenses and other	36,685

Total Liabilities	113,853,254

Total Net Assets	$302,929,727

NET ASSETS
Accumulated net realized loss on investments	$(1,603,509)
Net unrealized appreciation of investments	9,309,914
Paid-in capital applicable to 14,262,002 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	295,223,322

$302,929,727

NET ASSET VALUE AND OFFERING / REDEMPTION PRICE PER SHARE	$21.24

NET ASSET VALUE PER SHARE NET OF 2% REDEMPTION FEE *	$20.82

*	A redemption fee of 2% is assessed on the sale of shares held less than six months.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
For the year ended April 30, 2009

INVESTMENT INCOME
Interest	$2,122,771
Dividends	1,931,668
Other	1,638

Total investment income	4,056,077

EXPENSES
Investment advisory fees (Note 2)	1,894,550
Dividend expense on securities sold short	1,244,498
Interest expense	552,802
Accounting fees	91,600
Professional fees	122,613
Directors’ fees and expenses	64,931
Insurance expense	17,529
Transfer agent fees	97,779
Custodian fees	27,639
Blue sky servicing fees	46,446
Shareholder report printing	39,070
Administrative fees	5,127
Chief compliance officer expense	44,917
Other	53,986

Total expenses	4,303,487

Net investment loss	(247,410)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(31,311,542)
Net realized gain on securities sold short	32,906,281
Change in unrealized appreciation on investments	13,381,353
Change in unrealized appreciation / (depreciation) on securities sold short	(4,381,581)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	10,594,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,347,101

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2009	April 30, 2008
INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income /(loss)	$(247,410)	$2,425,293
Net realized gain/(loss) from investments	1,594,739	22,768,344
Net change unrealized appreciation (depreciation) on investments	8,999,772	(3,716,651)

Net increase in net assets resulting from operations	10,347,101	21,476,986

Distributions to shareholders
Net investment income	(1,175,996)	(3,663,112)
Net realized gains on investments	(10,378,647)	(2,992,373)

Net distributions to shareholders	(11,554,643)	(6,655,485)

Capital share transactions
Net proceeds from sale of shares	178,951,609	134,751,353
Reinvested distributions	10,655,648	6,094,607
Cost of shares redeemed	(114,310,895)	(62,928,753)
Redemption fee proceeds	386,570	378,678

Net increase / (decrease) in net assets resulting from capital share transactions	75,682,932	78,295,885

INCREASE / (DECREASE) IN NET ASSETS	74,475,390	93,117,386

Net Assets
Beginning of year	228,454,337	135,336,951

End of year (including undistributed net investment income/(loss) of $0 and $537,868 respectively)	$302,929,727	$228,454,337

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CASH FLOWS
For the year ended April 30, 2009

Increase (decrease) in cash —
Cash flows from operating activities:
Net increase in net assets from operations	$10,347,101
Adjustments to reconcile net decrease in net assets from operations to net cash provided in operating activities:
Purchase of investment securities	(1,026,773,933)
Proceeds from disposition of investment securities	960,212,231
Sale of short term securities — net	(28,821,116)
Decrease in deposits with brokers for securities sold short	5,927,023
Increase in interest and dividends receivable	(310,769)
Decrease in receivable for securities sold	5,763,164
Decrease in other assets	3,380
Increase in securities sold short	23,639,841
Increase in payable for securities purchased	6,557,793
Increase in payable for dividend expense	111,017
Increase in accrued expenses	44,211
Amortization of discount	(5,030)
Unrealized depreciation on long investment	(13,381,353)
Unrealized appreciation on short investment	4,381,581
Net realized loss from long investments	31,323,974
Net realized gains from short sales	(32,906,281)

Net cash used in operating activities	(53,887,166)

Cash flows from financing activities:
Proceeds from shares sold	177,555,391
Payment on shares redeemed	(122,770,047)
Cash distributions paid	(898,178)

Net cash provided in financing activities	53,887,166

Net change in cash	—

Cash:
Beginning balance	—

Ending balance	$—

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $10,655,648.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

	Years Ended April 30,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$21.40	$18.68	$16.69	$17.35	$17.38

Income (loss) from investment operations
Net investment income	0.01	0.20	0.53	0.28	0.01
Net realized and unrealized gain (loss) on investments	0.94	3.15	1.99	(0.76)	(0.04)

Total from investment operations	0.95	3.35	2.52	(0.48)	(0.03)

Less distributions
From net investment income	(0.12)	(0.37)	(0.53)	(0.19)	0.00
From net realized gain on investments	(1.02)	(0.30)	0.00	0.00	0.00

Total distributions	(1.14)	(0.67)	(0.53)	(0.19)	0.00

Redemption fee proceeds	0.03	0.04	0.00 *	0.01	0.00 *

Net asset value, end of year	$21.24	$21.40	$18.68	$16.69	$17.35

Total Return	4.73%	17.92%	15.31%	-2.74%	-0.17%

Ratios and Supplemental Data:
Net assets, end of year (in 000’s)	$302,930	$228,454	$135,337	$153,127	$207,256

Ratios to average net assets:

Management fees	0.83%	0.84%	0.87%	0.86%	0.83%

Administrative expenses	0.27%	0.24%	0.35%	0.22%	0.21%

Expenses before dividends on securities sold short	1.10%	1.08%	1.22%	1.08%	1.04%

Interest expense	0.24%	0.18%	0.09%	0.00%	0.00%

Expenses from dividends sold short	0.55%	1.02%	0.37%	0.97%	0.75%

Total expenses **	1.89%	2.28%	1.68%	2.05%	1.79%

Net investment income (loss)	(0.11)%	1.23%	2.64%	1.52%	0.08%

Portfolio turnover	879%	712%	529%	459%	414%

*	Amount is less than $0.01.

**	The ratio of expense to average net assets and net investment income to average net assets do not reflect the expenses of other investment companies.
The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2009
The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, and incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin’s name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio, The OTC Select-100 Fund. The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Caldwell & Orkin Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 Total Return index.
1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, the last bid price is used for a value instead. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors in accordance with the Fund’s Fair Value Pricing Policy.

FAS 157 — Summary of Fair Value Exposure at April 30, 2009

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments as of April 30, 2009, based on the inputs used to value them:

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2009

	Investments	Other Financial
Valuation Inputs	In Securities	Instruments (a)
Level 1 - Quoted Prices	$288,998,410	$83,764,567
Level 2 - Other Significant Observable Inputs	21,366,792	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$310,365,202	$83,764,567

(a)	Other financial instruments are derivative instruments not reflected in the portfolio of investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.
For the year ended April 30, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant observable inputs (Level 3) were used for determining fair value is not applicable.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share. The Fund charges a 2.00% redemption fee on shares held less than six months. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2009
Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the year ended April 30, 2009, the Fund made a distribution of $0.12 per share from ordinary income, a distribution of $0.82 per share from short-term capital gains and a distribution of $0.20 per share from long-term capital gains.

Effective April 30, 2008 the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund include Federal and the state of Georgia. As of April 30, 2009 open Federal and Georgia tax years include the tax years ended April 30, 2006 through April 30, 2009. The Fund has no examinations in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income positions taken or expected to be taken on the tax returns for the fiscal year-end April 30, 2009. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2009, the Fund increased accumulated net realized loss on investments by $110,911, decreased undistributed net investment income loss by $885,538, and decreased paid-in capital by $774,627 due to certain permanent book and tax differences.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2009
2.	COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million
For the year ended April 30, 2009, the Fund incurred $1,894,550 in Advisory fees.

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (including management fees and administrative expenses) from exceeding 2.0% of the Fund’s average daily net assets. Ordinary operating expenses exclude portfolio transaction costs (dividend expense, interest expense and brokerage commissions), taxes and extraordinary charges such as litigation costs. No such reimbursement was required for the year ended April 30, 2009.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc.

3.	INVESTMENT PORTFOLIO TRANSACTIONS
Investment Purchases and Sales

For the year ended April 30, 2009, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $994,548,121, and $923,401,310, respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2009
All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement between the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2009, the Fund had 28% of its total net assets in short positions.

For the year ended April 30, 2009, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $615,585,817 and $639,225,658, respectively.
4.	CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Year ended	Year ended
	April 30, 2009	April 30, 2008
Shares sold	8,400,395	6,059,784
Shares reinvested	517,013	267,895
Shares reacquired	(5,329,601)	(2,897,657)

Net increase (decrease) in shares outstanding	3,587,807	3,430,022

5.	DISTRIBUTIONS TO SHAREHOLDERS

On December 10, 2008, a distribution of $1.14 per share was declared. The dividend was paid on December 16, 2008, to shareholders of record on December 15, 2008.

The tax character of distributions paid for the years ending April 30, 2009 and 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$9,482,472		$5,378,886
Capital gains	$2,072,171	*	$1,276,599

*   The Fund designates $2,072,171 as a long term capital gain dividend pursuant to Section 852(6)(3) of the Internal Revenue Code for the fiscal year ended April 30, 2009.
Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
April 30, 2009
     As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Cost of investments (long positions)	$299,732,995
Cost of investments (short positions)	(77,577,329)

Total cost of investments	$222,155,666

Gross tax unrealized appreciation	15,269,927
Gross tax unrealized depreciation	(10,824,958)

Net tax unrealized appreciation	4,444,969

Undistributed ordinary income	3,261,436

Accumulated net realized gain	—

Total distributable earnings	3,261,436

Total accumulated earnings	$7,706,405

Net investment income / (loss), net realized gains / (losses) and unrealized appreciation / depreciation differ for financial statement and tax purposes due to differing treatments of short term capital gains, nondeductible dividend expense and wash sale loss deferrals.
6.	RELATED PARTY TRANSACTIONS
     As of April 30, 2009, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.27% and 2.11%, respectively.
7.	NEW ACCOUNTING PRONOUCMENTS
In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial disclosures.
In March of 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact of the Funds’ financial statement disclosures, if any, is currently being assessed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
     The Caldwell & Orkin Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Caldwell & Orkin Market Opportunity Fund, a series of The Caldwell & Orkin Funds, Inc., as of April 30, 2009, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
June 29, 2009

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)
Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of April 30, 2009 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Number of
	Term of		Funds in
	Office and		Fund	Other
Name, (Age) and	Length of		Complex	Directorships
Position(s)	Time	Principal Occupation(s) During	Overseen by	Held by
Held with Fund	Served (1)	Past Five Years	Director	Director
DISINTERESTED DIRECTORS

Frederick T. Blumer (50) Chairman	Since 1990	Mr. Blumer is Vice President of HUGHES Telematics, Inc., and was formerly the CEO of X-spand International, Inc.	One	None

David L. Eager (66)	Since 1992	Mr. Eager is a Partner at Eager,	One	Veracity
Director		Davis & Holmes LLC, and was		Mutual Fund
formerly Director for Product
Development for Driehaus Capital
Management and a Global Partner
with William M. Mercer, Inc.

James L. Underwood (58)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin (49) (2) Director, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (32)	Since 2006	Mr. Bockel is an Assistant Portfolio	N/A	None
Secretary & Ass’t Treasurer		Manager for Caldwell & Orkin, Inc.

William C. Horne (51)		Mr. Horne is the Director of Client	N/A	None
Chief Compliance Officer & Treasurer	Since 2004 Since 2006	Services and Chief Compliance Officer of Caldwell & Orkin, Inc.

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
Annual Report to Shareholders (unaudited)
BOARD OF DIRECTORS
Frederick T. Blumer, Independent Chairman
Michael B. Orkin, President
David L. Eager
James L. Underwood
INVESTMENT ADVISER
C&O Funds Advisor, Inc.
5185 Peachtree Parkway
Suite 370
Norcross, GA 30092-6541
DISTRIBUTOR
IFS Fund Distributors, Inc.
303 Broadway, Suite 1100
Cincinnati, OH 45202
TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT
JPMorgan
303 Broadway, Suite 900
Cincinnati, OH 45202
CUSTODIAN
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway, Suite 3J
Columbus, OH 43240
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103-3638
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E.
Suite 2400
Atlanta, GA 30308
INDEPENDENT DIRECTORS’ COUNSEL
Arnall Golden Gregory LLP
171 17th Street, NW
Suite 2100
Atlanta, GA 30363
The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2009. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.
Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics — A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 237-7073, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
Availability of Quarterly Portfolio Schedule — The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Fund Information — For information about the Fund please call (800) 237-7073 or visit the Fund’s website at www.CaldwellOrkin.com. For information about a specific Fund account, please call Shareholder Services at (800) 467-7903.
Fund Listings — The Fund is listed in many newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.
Caldwell & Orkin Market Opportunity Fund
5185 Peachtree Parkway, Suite 370
Norcross, GA 30092-6541
E-mail: Info@CaldwellOrkin.com

Item 2.	Code of Ethics.
(a) As of the end of the period covered by this report, the registrant has adopted a Supplemental Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Supplemental Code of Ethics”).
(b) There have been no amendments, during the period covered by this report, to any provisions of the Supplemental Code of Ethics.
(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Supplemental Code of Ethics.
(d) Not Applicable.
(e) Not Applicable.
(f) A copy of the registrant’s Supplemental Code of Ethics is filed as an exhibit hereto pursuant to Item 11(a). The registrant undertakes to provide a copy of the Supplemental Code of Ethics to any person, without charge upon written request to the registrant at its address at 5185 Peachtree Parkway, Suite 370, Norcross, GA 30092-6541.

Item 3.	Audit Committee Financial Expert.
(a)(1) The registrant’s Board of Directors has determined that one audit committee financial expert serves on its audit committee.
(a)(2) James L. Underwood, an Independent Director of the registrant, is the registrant’s audit committee financial expert.
(a)(3) N/A

Item 4.	Principal Accountant Fees and Services.
(a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $23,500 for the fiscal year ended April 30, 2008 and $24,500 for the fiscal year ended April 30, 2009.
(b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in the fiscal year ended April 30, 2008 and $0 in the fiscal year ended April 30, 2009.

(c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,700 in the fiscal year ended April 30, 2008 and $3,000 in the fiscal year ended April 30, 2009.
(d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,000 in the fiscal year ended April 30, 2008, and $1,100 in the fiscal year ended April 30, 2009, for cursory reviews of the October 31, 2007 and October 31, 2008 semi-annual reports.
(e) Audit Committee Pre-Approval Processes: The registrant’s Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 100%.
(f) Not applicable
(g) $1,000 in non-audit fees were billed to the registrant during the year ended April 30, 2008, and $1,100 in non-audit fees were billed to the registrant during the year ended April 30, 2009 for cursory reviews of the October 31, 2007 and October 31, 2008 semi-annual reports.
(h) No such services were rendered during the fiscal year ended April 30, 2008 and the fiscal year ended April 30, 2009.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11.	Controls And Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.
(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC.
By:	/s/ Michael B. Orkin

Michael B. Orkin, President

Date: July 8, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin

Michael B. Orkin, President

Date: July 8, 2009

By:	/s/ William C. Horne

William C. Horne, Treasurer

Date: July 8, 2009